EXHIBIT 23-a



                         CONSENT OF INDEPENDENT AUDITORS



     We consent to the incorporation by reference in the Registration statement (Form S-3 No. 333-37513) of Pacific Bell and in the related Prospectus of our report dated February 20, 1998, with respect to the financial statements and schedules of Pacific Bell included in this Annual Report (Form 10-K) for the year ended December 31, 1997.




                                          ERNST & YOUNG LLP



     San Antonio, Texas
     March 10, 1998